SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2000
                                                 --------------


                               The Stanley Works
                               -----------------
               (Exact name of registrant as specified in charter)


  Connecticut                   1-5224                      06-0548860
---------------              ------------                -------------
(State or other              (Commission                  (IRS Employer
jurisdiction of              File Number)                Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
-------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111
                                                   --------------




                         Not Applicable

   (Former name or former address, if changed since last report)










                       Exhibit Index is located on Page 4

                                Page 1 of 7 Pages


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         Item 5.           Other Events.
                           ------------

                           1.       On July 11, 2000 John G. Breen and John D.
Opie were elected to the Registrant's Board of Directors. Attached as Exhibit 20(i) is a copy of the Registrant's Press Release dated July 12, 2000 announcing the election of the two new directors.

                           2.       In a Press Release dated July 12, 2000 the

Registrant announced a third quarter regular dividend of $.23 per share on the Registrant's common stock. Attached as Exhibit 20(ii) is a copy of the Registrant's Press Release.

         Item 7.           Financial Statements and Exhibits.
                           ---------------------------------

                  (c)      20(i)        Press Release dated July 12, 2000
                                        announcing the election of John G. Breen and John D. Opie to the Board of Directors.

                           20(ii)       Press   Release   dated  July  12,  2000
                                        announcing third quarter dividend on the company's common stock.

                                Page 2 of 7 Pages


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THE STANLEY WORKS



Date: July 12, 2000          By:       Jennifer O. Estabrook
                                       ---------------------
                                       Name: Jennifer O. Estabrook
                                       Title:Vice President, General
                                             Counsel and Secretary

                                Page 3 of 7 Pages


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                                  EXHIBIT INDEX

                           Current Report on Form 8-K

                               Dated July 11, 2000

                             Exhibit No.        Page

                             20 (i)               5

                             20 (ii)              7







































                                Page 4 of 7 Pages


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                                                              Exhibit 20 (i)

FOR IMMEDIATE RELEASE

THE STANLEY WORKS ADDS JOHN G. BREEN AND JOHN D. OPIE  TO  BOARD
OF  DIRECTORS

New Britain, Connecticut, July 12, 2000 ... The Board of Directors of The Stanley Works (NYSE: "SWK") announced the election of two new members. John G. Breen, former Chairman and Chief Executive Officer of The Sherwin-Williams Company and John D. Opie, former Vice Chairman of the Board and Executive Officer of General Electric Company, were elected to Stanley's Board.

Mr. Breen joined Sherwin-Williams in 1979 and led the company to 22 consecutive years of earnings improvement, during which time his company's market value increased 41 times from $108 million to over $4 billion. John M. Trani, Chairman and Chief Executive Officer of The Stanley Works, stated: "Jack Breen has a complete knowledge of the markets, customers and end users we serve. His experience with mass merchandisers and home improvement centers is extensive and will add great value to our efforts to grow our business."

Mr. Opie began a 39-year career with General Electric in 1961. After numerous sales, manufacturing and marketing assignments, his appointments included the top management position in five different operating units. Mr. Opie served as President and CEO of GE Lighting from 1986 to 1995 and was promoted to the position of Vice Chairman of the General Electric Company. He retired in April. Mr. Trani commented: "John Opie brings an absolute wealth of business experience to Stanley. His counsel will be invaluable to me and the other Board members as Stanley embarks upon extending its distribution reach."

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, hardware and doors for professional, industrial and consumer use.

                                Page 5 of 7 Pages


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Investor  Gerard J. Gould                     Media    Vance N. Meyer
Contact:  Vice President, Investor Relations  Contact: Director, Communications
--------                                      --------
          (860) 827-3833 office                        & Public Affairs
          (860) 658-2718 home                          (860) 827-3871 office
          ggould@stanleyworks.com                      (203) 795-0581 home


The Stanley Works corporate press releases are available on the company's corporate web site at http://www.stanleyworks.com. Click on "Investor Relations" and then on "News Releases."
























                                Page 6 of 7 Pages


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                                                               Exhibit 20 (ii)
FOR IMMEDIATE RELEASE
THE STANLEY WORKS ANNOUNCES 33RD CONSECUTIVE ANNUAL DIVIDEND INCREASE Company Increases Dividend Payment By 4.5%

New Britain, Connecticut, July 12, 2000 ... The Stanley Works (NYSE: "SWK") announced today that its Board of Directors approved a third quarter regular dividend of $.23 per share on the company's common stock. The dividend is payable on Tuesday, September 26, 2000 to shareowners of record on Tuesday, September 5, 2000. This represents a 4.5% increase in the dividend rate and extends the company's records for the longest consecutive annual and quarterly dividend payments among industrial companies listed on the New York Stock Exchange. This is the 33rd consecutive year in which Stanley has increased the annual dividend payment to shareowners.

John M. Trani, Chairman and Chief Executive Officer, said: "Our strong cash flow has enabled us to once again increase dividends to our shareowners. In addition, we are supplementing the dividend with the repurchase of shares of our common stock and have repurchased over 3 million shares in the first half of this year. Our current repurchase program of up to 10 million shares gives us the flexibility to continue to use this avenue to enhance shareowner value."

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, hardware and doors for professional, industrial and consumer use.

Investor  Gerard J. Gould                     Media    Vance N. Meyer
Contact:  Vice President, Investor Relations  Contact: Director, Communications
--------                                      --------
          (860) 827-3833 office                         & Public Affairs
          (860) 658-2718                               (860) 827-3871 office
          ggould@stanleyworks.com                      (203) 795-0581 home


The Stanley Works corporate press releases are available on the company's corporate web site at http://www.stanleyworks.com. Click on "Investor Relations" and then on "News Releases."


                                Page 7 of 7 Pages


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